                                                                  EXHIBIT 1.1



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                            ELDORADO BANCSHARES, INC.



                            (a Delaware corporation)



                     [_____________] Shares of Common Stock



                               PURCHASE AGREEMENT









Dated:  March [   ], 1999


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                                                  TABLE OF CONTENTS
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PURCHASE AGREEMENT................................................................................................1
         SECTION 1.        Representations and Warranties.........................................................2
                  (a)      REPRESENTATIONS AND WARRANTIES BY THE COMPANY..........................................2
                           (i)      Compliance with Registration Requirements.....................................2
                           (ii)     Independent Accountants.......................................................3
                           (iii)    Financial Statements..........................................................3
                           (iv)     No Material Adverse Change in Business........................................4
                           (v)      Good Standing of the Company..................................................4
                           (vi)     Good Standing of Subsidiaries.................................................4
                           (vii)    Capitalization................................................................5
                           (viii)   Authorization of Agreement....................................................5
                           (ix)     Authorization and Description of Securities...................................5
                           (x)      Absence of Defaults and Conflicts.............................................6
                           (xi)     Absence of Labor Dispute......................................................6
                           (xii)    Absence of Proceedings........................................................6
                           (xiii)   Accuracy of Exhibits..........................................................7
                           (xiv)    Possession of Intellectual Property...........................................7
                           (xv)     Absence of Further Requirements...............................................7
                           (xvi)    Possession of Licenses and Permits............................................7
                           (xvii)   Compliance with Applicable Laws...............................................8
                           (xviii)  Title to Property.............................................................8
                           (xix)    Warrants, Options and Other Rights............................................8
                           (xx)     Compliance with Cuba Act......................................................8
                           (xxi)    Investment Company Act........................................................8
                           (xxii)   Environmental Laws............................................................8
                           (xxiii)  Registration Rights...........................................................9
                           (xxiv)   Tax Matters...................................................................9
                           (xxv)    Insurance.....................................................................9
                           (xxvi)   Accounting Controls...........................................................9
                           (xxvii)  Fees.........................................................................10
                           (xxviii)Lock-up Agreements............................................................10
                           (xxix)   Use of Prospectus............................................................10
                  (b)      REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE SELLING SHAREHOLDERS.................10
                           (i)      Accurate Disclosure..........................................................10
                           (ii)     Authorization of Agreements..................................................11
                           (iii)    Good and Marketable Title....................................................11
                           (iv)     Due Execution of Power of Attorney and Custody Agreement.....................11
                           (v)      Absence of Manipulation......................................................12
                           (vi)     Absence of Further Requirements..............................................12
                           (vii)    Certificates Suitable for Transfer...........................................12
                           (viii)   No Association with NASD.....................................................12

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                  (c)      OFFICER'S CERTIFICATES................................................................13
         SECTION 2.        Sale and Delivery to Underwriters; Closing............................................13
                  (a)      INITIAL SECURITIES....................................................................13
                  (b)      OPTION SECURITIES.....................................................................13
                  (c)      PAYMENT...............................................................................14
                  (d)      DENOMINATIONS; REGISTRATION...........................................................14
         SECTION 3.        Covenants of the Company..............................................................14
                  (a)      COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS........................15
                  (b)      FILING OF AMENDMENTS..................................................................15
                  (c)      DELIVERY OF REGISTRATION STATEMENTS...................................................15
                  (d)      DELIVERY OF PROSPECTUSES..............................................................15
                  (e)      CONTINUED COMPLIANCE WITH SECURITIES LAWS.............................................16
                  (f)      BLUE SKY QUALIFICATIONS...............................................................16
                  (g)      RULE 158..............................................................................16
                  (h)      USE OF PROCEEDS.......................................................................17
                  (i)      LISTING...............................................................................17
                  (j)      RESTRICTION ON SALE OF SECURITIES.....................................................17
                  (k)      REPORTING REQUIREMENTS................................................................17
                  (l)      COMPLIANCE WITH RULE 463..............................................................17
                  (m)      COMPLIANCE WITH CUBA ACT..............................................................17
         SECTION 4.        Payment of Expenses...................................................................18
                  (a)      EXPENSES..............................................................................18
                  (b)      EXPENSES OF THE SELLING SHAREHOLDERS..................................................18
                  (c)      TERMINATION OF AGREEMENT..............................................................18
                  (d)      ALLOCATION OF EXPENSES................................................................18
         SECTION 5.        Conditions of Underwriters' Obligations...............................................18
                  (a)      EFFECTIVENESS OF REGISTRATION STATEMENT...............................................19
                  (b)      OPINION OF COUNSEL FOR COMPANY........................................................19
                  (c)      OPINION OF COUNSEL FOR THE SELLING SHAREHOLDERS.......................................19
                  (d)      OPINION OF COUNSEL FOR UNDERWRITERS...................................................19
                  (e)      OFFICERS' CERTIFICATE.................................................................19
                  (f)      CERTIFICATE OF SELLING SHAREHOLDERS...................................................20
                  (g)      ACCOUNTANT'S COMFORT LETTER...........................................................20
                  (h)      BRING-DOWN COMFORT LETTER.............................................................20
                  (i)      APPROVAL OF LISTING...................................................................20
                  (j)      NO OBJECTION..........................................................................20
                  (k)      LOCK-UP AGREEMENTS....................................................................20
                  (l)      CONDITIONS TO PURCHASE OF OPTION SECURITIES...........................................20
                           (i)      Officers' Certificate........................................................21
                           (ii)     Opinion of Counsel of the Company............................................21
                           (iii)    Opinion of Counsel for Underwriters..........................................21
                           (iv)     Bring-down Comfort Letter....................................................21
                  (m)      ADDITIONAL DOCUMENTS..................................................................21
                  (n)      TERMINATION OF AGREEMENT..............................................................21


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                  (o)      CONFIRMATION LETTERS..................................................................22
         SECTION 6.        Indemnification.......................................................................22
                  (a)      INDEMNIFICATION OF UNDERWRITERS.......................................................22
                  (b)      INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS AND SELLING SHAREHOLDERS...........23
                  (c)      ACTIONS AGAINST PARTIES; NOTIFICATION.................................................23
                  (d)      SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE....................................24
                  (e)      OTHER AGREEMENTS WITH RESPECT TO INDEMNIFICATION......................................24
         SECTION 7.        Contribution..........................................................................24
         SECTION 8.        Representations, Warranties and Agreements to Survive Delivery........................26
         SECTION 9.        Termination of Agreement..............................................................26
                  (a)      TERMINATION; GENERAL..................................................................26
                  (b)      LIABILITIES...........................................................................26
         SECTION 10.       Default by One or More of the Underwriters............................................26
         SECTION 11.       Default by one or more of the Selling Shareholders or the Company.....................27
         SECTION 12.       Notices...............................................................................28
         SECTION 13.       Parties...............................................................................28
         SECTION 14.       GOVERNING LAW AND TIME................................................................28
         SECTION 15.       Effect of Headings....................................................................28
         SCHEDULE A.........................................................................................Sch A-1
         SCHEDULE B.........................................................................................Sch B-1
         SCHEDULE C.........................................................................................Sch C-1
         SCHEDULE D.........................................................................................Sch D-1
         Exhibit A..............................................................................................A-1
         Exhibit B..............................................................................................B-1
         Exhibit C..............................................................................................C-1


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


                            ELDORADO BANCSHARES, INC.

                            (a Delaware corporation)

                      [___________] Shares of Common Stock

                           (Par Value $0.01 Per Share)

                               PURCHASE AGREEMENT

                                                                 March [ ], 1999

KEEFE , BRUYETTE & WOODS, INC.
  as Representative of the several Underwriters
c/o      Keefe, Bruyette & Woods, Inc.
         Two World Trade Center
         New York, New York  10048

Ladies and Gentlemen:

         Eldorado Bancshares, Inc., a Delaware corporation (the "Company"), and the persons listed in Schedule B hereto (the "Selling Shareholders"), confirm their respective agreements with Keefe, Bruyette & Woods, Inc.
("KBW") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom KBW is acting as representative (in such capacity, the "Representative"), with respect to (i) the sale by the Company and the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") set forth in Schedules A and B hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase all or any part of [__________] additional shares of Common Stock to cover over-allotments, if any. The aforesaid [__________] shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the [_________] shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

         The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-61589) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated March __, 1999 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         SECTION 1.          REPRESENTATIONS AND WARRANTIES.

         (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

                  (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the

         1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through KBW expressly for use in the Registration Statement or Prospectus.

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied as to form when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) INDEPENDENT ACCOUNTANTS. To the Company's knowledge, the accountants who certified (A) the supplemental consolidated financial statements of the Company and its subsidiaries and supporting schedules, and (B) the consolidated financial statements of the Company and its subsidiaries, in each case included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iii) FINANCIAL STATEMENTS. The supplemental consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as may be stated in the related notes thereto. The consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of, the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except as may be stated in the related notes thereto. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                  (iv) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and any of its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except for scheduled dividend payments on the Company's Series B Preferred Stock.

                  (v) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure or failures so to qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect; and the Company is duly registered as a bank holding company under the

         Bank Holding Company Act of 1956, as amended.

                  (vi) GOOD STANDING OF SUBSIDIARIES. Eldorado Bank and Antelope Valley Bank (each, a "Subsidiary") have been duly organized and are each validly existing as a corporation in good standing under the laws of the State of California, have corporate or banking power and authority to own, lease and operate their properties and to conduct their businesses as described in the Prospectus and are duly qualified as a foreign corporation to transact business and are in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure or failures so to qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect; each Subsidiary is duly licensed in the State of California by the California State Department of Financial Institutions; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned directly by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of each Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement. Except for the shares of capital stock of each Subsidiary and common securities of CSBI Capital Trust I, in each case owned by the Company, neither the Company nor the Subsidiaries owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in the Prospectus.

                  (vii) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company at the Closing Time will be as set forth in the Prospectus in the column entitled "As Adjusted" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (viii) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company.

                  (ix) AUTHORIZATION AND DESCRIPTION OF SECURITIES. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability solely by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                  (x) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or the any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or the subsidiaries is subject (collectively, the "Agreements and Instruments") except for such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or a default or Repayment Event (as defined below) under, give rise to any right of termination under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the any of its subsidiaries pursuant to, any of the Agreements and Instruments (except for such conflicts, breaches or defaults or Repayment Events or liens, charges or encumbrances that would not, individually or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the any of its subsidiaries or any of their assets, properties or operations, except for such violations that would not, individually or in the aggregate, result in a Material Adverse Effect nor will such action result in any violation of the provision of the charter or by-laws of the Company or any of its Subsidiaries. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

                  (xi) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or the Subsidiary exists or, to the knowledge of the Company, is threatened.

                  (xii) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or the Subsidiaries are a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (xiii) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described or filed as required.

                  (xiv) POSSESSION OF INTELLECTUAL PROPERTY. The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") material to the business of the Company and the Subsidiaries now operated by them, and except as otherwise disclosed in the Prospectus neither the Company nor the Subsidiaries have received any written notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

                  (xv) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                  (xvi) POSSESSION OF LICENSES AND PERMITS. The Company and the Subsidiaries possess such certificates, authorities, permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except for such Governmental Licenses the absence of which would not result in a Material Adverse Effect; the Company and the Subsidiary are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor the Subsidiaries have received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xvii) COMPLIANCE WITH APPLICABLE LAWS. Except as set forth in the Prospectus, the Company and each of its subsidiaries is in compliance in all material respects with all applicable laws, statutes, ordinances, rules or regulations, the violation of which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect.

                  (xviii) TITLE TO PROPERTY. Each of the Company and the Subsidiaries have good and marketable title to all properties (real and personal) owned by the Company or the Subsidiaries, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or the Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor the Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease that could reasonably be expected to result in a Material Adverse Effect.

                  (xix) WARRANTS, OPTIONS AND OTHER RIGHTS. Except as disclosed in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or the Subsidiaries or any security convertible into or exchangeable for capital stock of the Company or the Subsidiaries.

                  (xx) COMPLIANCE WITH CUBA ACT. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

                  (xxi) INVESTMENT COMPANY ACT. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxii) ENVIRONMENTAL LAWS. Except as described in the Registration Statement or except as would not, individually or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor the Subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and the Subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or, threatened, administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or the Subsidiary and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or the Subsidiary relating to Hazardous Materials or any Environmental Laws.

                  (xxiii) REGISTRATION RIGHTS. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act except for such rights as disclosed in the Registration Statement or that have been duly waived.

                  (xxiv) TAX MATTERS. The Company and the Subsidiary have timely filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and have timely paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in
         Section 1(a)(iii) above in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or the Subsidiary has not been finally determined or remains open to examination by applicable taxing authorities.

                  (xxv) INSURANCE. The Company and the Subsidiary carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

                  (xxvi) ACCOUNTING CONTROLS. The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general and specific authorizations; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxvii) FEES. Other than as contemplated by this Agreement and except as disclosed in the Registration Statement, there is no broker, finder or other party that is entitled to receive from the Company or the Subsidiary any brokerage or finder's fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

                  (xxviii) LOCK-UP AGREEMENTS. The Company has obtained and delivered to the Representative the agreements of the persons and entities named in Schedule D hereto to the effect that each such person and entity will not, for a period of 180 days from the date hereof and except as otherwise provided therein, without the prior written consent of KBW directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock or file or cause to be filed any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise except for the exercise of Common Stock warrants and management stock options pursuant to the 1997 Stock Option Plan (as described in the Registration Statement) and shares of Common Stock disposed of as bona fide gifts or for estate planning purposes, subject in each case, to any remaining portion of the 180-day period applying to any shares so issued or transferred.

                  (xxix) USE OF PROSPECTUS. The Company has not distributed and, prior to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Securities, will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than the Registration Statement, any preliminary prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act or by the 1933 Act Regulations and approved by the Representative.

         (b) REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE SELLING SHAREHOLDERS. Each Selling Shareholder severally represents and warrants to each Underwriter as of the date hereof and as of the Closing Time, and agrees with each Underwriter, as follows:

                  (i) ACCURATE DISCLOSURE. To the knowledge of such Selling Shareholder, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct; such Selling Shareholder has reviewed and is familiar with the Prospectus and to the knowledge of such Selling Shareholder neither the Prospectus nor any amendments or supplements thereto includes any untrue statement of a material fact regarding such Selling Shareholder or omits to state a material fact necessary in order to make the statements regarding the Selling Shareholder, in the light of the circumstances under which they were made, not misleading.

                  (ii) AUTHORIZATION OF AGREEMENTS. Each Selling Shareholder has the full right, power and authority to enter into this Agreement and a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement") and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and under the Power of Attorney and Custody Agreement and compliance by such Selling Shareholder with its obligations hereunder and under the Power of Attorney and Custody Agreement have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject that would, in any way, affect the sale of the Securities, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties that would, in any way, affect the sale of the Securities.

                  (iii) GOOD AND MARKETABLE TITLE. Such Selling Shareholder has and will at the Closing Time have good and marketable title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                  (iv) DUE EXECUTION OF POWER OF ATTORNEY AND CUSTODY AGREEMENT. Such Selling Shareholder has duly executed and delivered, in the form heretofore furnished to the Representative, the Power of Attorney and Custody Agreement with Robert P. Keller and John L. Gordon, or any of them, as attorneys-in-fact (the "Attorneys-in-Fact") and Nutter, McClennen & Fish, LLP, as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Shareholder hereunder and to accept payment therefor; and each Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(f) or that may be required pursuant to Section(s) 5(l) and 5(m) on behalf of such Selling Shareholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

                  (v) ABSENCE OF MANIPULATION. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (vi) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

delivery of Common Stock or such other securities, in cash or otherwise except for the exercise of Common Stock warrants and management stock option pursuant to the 1997 Stock Option Plan (as described in the Registration Statement) and shares of Common Stock disposed of as bona fide gifts, subject, in each case, to any remaining portion of the 180-day period applying to any shares so issued or transferred. The foregoing sentence shall not apply to the Securities to be sold hereunder.

                  (vii) CERTIFICATES SUITABLE FOR TRANSFER. Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

                  (viii) NO ASSOCIATION WITH NASD. Except as previously disclosed in writing to counsel for the Underwriters, neither such Selling Shareholder nor any of such Selling Shareholder's affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc. (the "NASD").

         (c) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Company or the Subsidiary delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Shareholder as such and delivered to the Representative or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

         SECTION 2.          SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

         (a) INITIAL SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each of the Company and each Selling Shareholder, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or such Selling Shareholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional securities.

         (b) OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase, in addition to the Initial Securities, the amount of Option Securities set forth opposite the name of the Company on Schedule B at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representative to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, then each of the Underwriters, acting severally and not jointly, will purchase from the Company (a) that proportion of the total number of Option Securities then being purchased from the Company that the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities and (b) any additional number of Option Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 or at such other place as shall be agreed upon by the Representative and the Company and the Selling Shareholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company and the Selling Shareholders (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

         Payment shall be made to the Company and each of the Selling Shareholders by wire transfer of immediately available funds to bank accounts designated by the Company and the Custodian pursuant to each Selling Shareholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. KBW, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) DENOMINATIONS; REGISTRATION. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each Underwriter as follows:

                  (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representative immediately, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as shall be reasonably necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order after obtaining knowledge of such proposed action and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) FILING OF AMENDMENTS. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.

                  (c) DELIVERY OF REGISTRATION STATEMENTS. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (d) DELIVERY OF PROSPECTUSES. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                  (f) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration

         Statement and any Rule 462(b) Registration Statement; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

                  (g) RULE 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

                  (h) USE OF PROCEEDS. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

                  (i) LISTING. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

                  (j) RESTRICTION ON SALE OF SECURITIES. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of KBW, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file or cause to be filed any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of warrants and stock options pursuant to the 1997 Stock Option Plan (as described in the Registration Statement), or (C) shares of Common Stock disposed of as bona fide gifts, subject, in the case of clauses (B) and (C) to any remaining portion of the 180-day period referred to in this Section 3(j) applying to any shares so issued or transferred.

                  (k) REPORTING REQUIREMENTS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

                  (l) COMPLIANCE WITH RULE 463. The Company will report the use of proceeds as may be required pursuant to Rule 463 of the 1933 Act Regulations.

                  (m) COMPLIANCE WITH CUBA ACT. In accordance with the Cuba Act and without limitation to the provisions of Sections 6 and 7 hereof, the Company agrees to indemnify and hold harmless each Underwriter from and against any and all loss, liability, claim, damage and expense whatsoever (including fees and disbursements of counsel), as incurred, arising out of any violation by the Company of the Cuba Act.

         SECTION 4. PAYMENT OF EXPENSES. (ai EXPENSES. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp, capital or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors (excluding the Underwriters), (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities,
(ix) the filing fees incident to, and the fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market.

         (b) EXPENSES OF THE SELLING SHAREHOLDERS. The Selling Shareholders, severally but not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, except that the Company will pay the fees and disbursements of the

Custodian.

         (c) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters.

         (d) ALLOCATION OF EXPENSES. The provisions of this Section shall not affect and, as between the Underwriters, on the one hand, and the Company and/or the Selling Shareholders, on the other hand, shall not be affected by, any agreement that the Company and/or the Selling Shareholders may make for the sharing of such costs and expenses.

         SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any Subsidiary of the Company or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective covenants and other obligations hereunder, and to the following further conditions:

                  (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

                  (b) OPINION OF COUNSEL FOR COMPANY. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Nutter, McClennen & Fish, LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters substantially to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

                  (c) OPINION OF COUNSEL FOR THE SELLING SHAREHOLDERS. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Nutter, McClennen & Fish, LLP, counsel for the Selling Shareholders, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters substantially to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

                  (d) OPINION OF COUNSEL FOR UNDERWRITERS. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters in form and substance satisfactory to the Underwriters.

                  (e) OFFICERS' CERTIFICATE. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time,
         (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

                  (f) CERTIFICATE OF SELLING SHAREHOLDERS. At Closing Time, the Representative shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of Closing Time, to the effect that (i) the representations and warranties of each Selling Shareholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to Closing Time.

                  (g) ACCOUNTANT'S COMFORT LETTER. At the time of the execution of this Agreement, the Representative shall have received a letter dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters from Pricewaterhouse Coopers LLP with respect to the consolidated and supplemental consolidated financial statements of the Company and its subsidiaries and certain financial information contained in the Registration Statement and the Prospectus.

                  (h) BRING-DOWN COMFORT LETTER. At Closing Time, the Representative shall have received from PricewaterhouseCoopers LLP, a letter, dated as of Closing Time, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them, pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

                  (i) APPROVAL OF LISTING. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

                  (j) NO OBJECTION. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (k) LOCK-UP AGREEMENTS. At the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule D hereto.

                  (l) CONDITIONS TO PURCHASE OF OPTION SECURITIES. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company and the Subsidiary and the Selling Shareholders shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, and the Representative shall have received:

                  (i) OFFICERS' CERTIFICATE. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                  (ii) OPINION OF COUNSEL OF THE COMPANY. The favorable opinion of Nutter, McClennen & Fish, LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
                  Section 5(b) hereof.

                  (iii) OPINION OF COUNSEL FOR UNDERWRITERS. The favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
                  Section 5(d) hereof.

                  (iv) BRING-DOWN COMFORT LETTER. A letter from PricewaterhouseCoopers LLP in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished by them to the Representative pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

                  (m) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

                  (n) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company and the Selling Shareholders at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 3(m), 6, 7 and 8 shall survive any such termination and remain in full force and effect.

                  (o) CONFIRMATION LETTERS. At the Closing Time, the Representative shall have received letters, in form and substance acceptable to the Representative in its sole discretion, from each Selling Shareholder confirming the effectiveness of the powers-of-attorney executed by such Selling Shareholder and ratifying all actions previously taken by the Attorneys-in-Fact in connection with this Agreement.

         SECTION 6.          INDEMNIFICATION.

         (a) INDEMNIFICATION OF UNDERWRITERS. The Company and the Selling Shareholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Selling Shareholders; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by KBW), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through KBW expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and PROVIDED, FURTHER, HOWEVER, that the Company shall not be liable to any indemnified party with respect to any preliminary prospectus (or supplement thereto) if the Prospectus corrected any such untrue statement or omission, was delivered to such indemnified party (sufficiently in advance of the Closing Date and in sufficient quantity to allow for distribution by the Closing Date) and such indemnified party failed to furnish a copy of the applicable Prospectus in contravention of a requirement of applicable law at or prior to the written confirmation of the sale of Securities to the applicable purchaser; and PROVIDED, FURTHER, that the liability of each Selling Shareholder pursuant to this Section 6(a) shall not exceed the product of the number of Shares sold by such Selling Stockholder and the purchase price for the Shares paid by the Underwriters as set forth on Schedule C.

         (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS AND SELLING SHAREHOLDERS. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Shareholder and each person, if any, who controls any Selling Shareholder within the meaning of Section 15 of the 1993 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through KBW expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by KBW, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel to which the indemnified party is entitled under Section 6(a) or 6(b) as the case may be, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) OTHER AGREEMENTS WITH RESPECT TO INDEMNIFICATION. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

         SECTION 7. CONTRIBUTION. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total proceeds (net of underwriting discount) from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission (subject to the limitations set forth in Section 6(c)).

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and no Selling Shareholder shall be required to contribute more than the product of the number of Shares sold by such Selling Shareholder and the purchase price for the Shares paid by the Underwriters as set on Schedule C.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

         The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

         SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Subsidiary or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Shareholders, and shall survive delivery of the Securities to the Underwriters.

         SECTION 9.          TERMINATION OF AGREEMENT.

         (a) TERMINATION; GENERAL. The Representative may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or California authorities.

         (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 3(m), 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company and any Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

         SECTION 11. DEFAULT BY ONE OR MORE OF THE SELLING SHAREHOLDERS OR THE COMPANY. (a) If a Selling Shareholder shall fail at Closing Time to sell and deliver the number of Securities which such Selling Shareholder or Selling Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the Underwriters may, at option of the Representative, by notice from the Representative to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 3(m), 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the Securities which the non-defaulting Selling Shareholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

         In the event of a default by any Selling Shareholder as referred to in this Section 11, each of the Representative, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

         (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; PROVIDED, HOWEVER, that the provisions of Sections 1, 3(m), 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at c/o Keefe, Bruyette & Woods, Inc., Two World Trade Center, New York, New York 10048, attention of Peter J. Wirth; notices to the Company shall be directed to it at Eldorado Bancshares, Inc., 24012 Calle de la Plata, Suite 150, Laguna Hills, CA 92653, attention of Robert P. Keller; and notices to the Selling Shareholders shall be directed to Hugh A.
O'Reilly, Nutter, McLennen & Fish LLP, One International Place, Boston, MA 02110-2699.

         SECTION 13. PARTIES. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 15. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms.

                           Very truly yours,

                           ELDORADO BANCSHARES, INC.

                                                                  By:__________

                           Name: Robert P. Keller
                           Title: President and Chief Executive Officer


                           ATTORNEY-IN-FACT, on behalf of the Selling
                           Shareholders named in Schedule B hereto

                                                                  By:__________

                           Name: [                         ]
                           As Attorney-in-Fact acting on behalf of the Selling Shareholders named in Schedule B hereto

CONFIRMED AND ACCEPTED, as of the date first above written:

KEEFE, BRUYETTE & WOODS, INC.

By: KEEFE, BRUYETTE & WOODS, INC.

By _________________________________________
             Authorized Signatory
For themselves and as Representative of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A



           Name of Underwriter                                        Number of
                                                                       Initial
                                                                     Securities
                                                                     ----------


  Keefe, Bruyette & Woods, Inc......................................

                                                                        _______

                                                                        _______

  Total.............................................................    _______
                                                                        _______



                                   SCHEDULE B



                                                    Number of Initial               Maximum Number of Option
                                                  Securities to be Sold              Securities to be Sold
                                                  ---------------------             ------------------------


Total....................................





                                   SCHEDULE C

                            ELDORADO BANCSHARES, INC.
                    [________________] Shares of Common Stock
                           (Par Value $0.01 Per Share)







 1.The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be
 $[_________________].

 2.The purchase price per share for the Securities to be paid by the several Underwriters shall be [$___________], being an amount equal to the initial public offering price set forth above less [$___________] per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                   SCHEDULE D


 [            ]

                                    Exhibit A



                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

          (iii) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. The activities of each the Subsidiary are permitted to subsidiaries of a bank holding company.

          (iv) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each of the following states: [ ]

          (v) The authorized, issued and outstanding capital stock of the Company at the Closing Time will be as set forth in the Prospectus in the column entitled "As Adjusted" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (vi) The Securities to be purchased by the Underwriters from the Company have been duly authorized and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder. The Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.

         (vii) The issuance and sale of the Securities by the Company and the sale of the Securities by the Selling Shareholders is not subject to the preemptive or to our knowledge other similar rights of any securityholder of the Company.

         (viii) Each of Eldorado Bank ("Eldorado Bank") and Antelope Valley Bank ("AVB") has been duly organized and is validly existing and in good standing under the laws of the State of California, has full authority to conduct operations as a California state bank, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of Eldorado Bank, is duly qualified as a foreign corporation to transact business and is in good standing in [ ], and, in the case of AVB is duly qualified as a foreign corporation to transact business and is in good standing in [ ]. Each of Eldorado Bank and AUB is duly licensed in the State of California by the California State Department of Financial Institutions. Except as otherwise disclosed in the Prospectus, all of the issued and outstanding capital stock of Eldorado Bank and AVB has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned directly by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of Eldorado Bank Eldorado was issued in violation of the preemptive or similar rights of any securityholder of or AUB Bank or AVB. To our knowledge, the Company does not have any subsidiaries other than the Eldorado Bank AVB or CSBI Capital Trust I.

         (ix) Except as disclosed in or specifically contemplated by the Prospectus, to our knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company, Eldorado Bank or AVB or any security convertible into or exchangeable for capital stock of the Company, Eldorado Bank or AVB .

         (x) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         (xi) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (xii) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus, and each amendment or supplement to the Registration Statement and Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations.

         (xiii) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

         (xiv) The form of certificate used to evidence the Common Stock complies in all material respects with the requirements of Delaware law, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the Nasdaq National Market.

         (xv) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or the Bank is a party, or to which the property or assets of the Company or the Bank is subject, before or brought by any court or governmental agency or body, domestic or foreign, that is required to be described in the Prospectus that is not described as required; and all pending legal or governmental proceedings of which we are aware to which the Company or the Bank is a party or that affect any of their respective properties or assets that are not described in the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

         (xvi) The information in the Prospectus under ["Risk Factors - Supervision and Regulation," "Risk Factors - No Present Intention to Pay Dividends; Prohibition on Dividends by the Bank to the Company Without Prior Regulatory Approval," "Risk Factors - Possible Future Sales of Shares," "Risk Factors - Regulation of Control," "Use of Proceeds," "Business - Litigation," "Management - Stock Option Plan," "Supervision and Regulation" and "Description of Capital Stock" and in the Registration Statement under Items 14 and 15, to the extent that such information constitutes summaries of law (including, without limitation, statutes and regulations), the Company's certificate of incorporation and bylaws, documents or legal proceedings, or legal conclusions, has been reviewed by us and such summaries present fairly in all material respects the matters referred to therein.

         (xvii) All descriptions in the Registration Statement of contracts and other documents to which the Company or the Bank are a party are fair summaries in all material respects.

         (xviii) To our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are fair summaries in all material respects.

         (xix) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1934 Act and the applicable regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the consummation of the transactions contemplated thereby.

         (xx) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities by the Company as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or a default or Repayment Event (as defined in Section 1(a)(x) of the Purchase Agreement) under, give rise to any right of termination under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Bank pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument of which we are aware to which the Company or the Bank is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or the Bank is subject (except for such Repayment Events conflicts, breaches or defaults or liens, charges or encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the Bank, or any applicable law, statute, rule, regulation, or to our knowledge any judgment, order, writ or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Bank or any of their respective properties, assets or operations.

         (xxi) Except as described in the Registration Statement or expressly waived to our knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement.

         (xxii) The Company is not, and upon the issuance and sale of the Securities as contemplated in the Purchase Agreement and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and with your representatives at which time the contents of the Registration Statement, the Prospectus and related matters were discussed. Although we have not independently verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent set forth in subparagraphs (xv), (xvi), (xvii) and (xviii) above), we advise you that, on the basis of the foregoing (relying as to facts upon which determinations of materiality are made to a large extent upon the officers and other representatives of the Company and its independent public accountants), we have no reason to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information at the time such Registration Statement or any such amendment became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view or opinion with respect to the reports of experts pertaining to (i) the financial statements and schedules contained therein, including the notes thereto and the auditors' report thereon, (ii) other financial or statistical data, and (iii) the exhibits thereto contained in the Registration Statement or the Prospectus).

         In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit B


             FORM OF OPINION OF COUNSEL FOR THE SELLING SHAREHOLDERS
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)


         (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective, the registration of the class of Common Stock under the 1934 Act and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we express no opinion) is necessary or required to be obtained by the Selling Shareholders for the performance by each Selling Shareholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

         (ii) Each Power of Attorney and Custody Agreement has been duly executed and delivered by the respective Selling Shareholders named therein and constitutes the legal, valid and binding agreement of such Selling Shareholder.

         (iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Shareholder.

         (iv) Each Attorney-in-Fact has been duly authorized by the Selling Shareholders to deliver the Securities on behalf of the Selling Shareholders in accordance with the terms of the Purchase Agreement.

         (v) The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by each Selling Shareholder with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of each Selling Shareholder and do not and will not (a) result in a breach or violation of any statute, rule or regulation or, to our knowledge, any order of any court or governmental authority, in each case applicable to or having jurisdiction over the Selling Shareholder, (b) to our knowledge, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities of any Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which such Selling Shareholder is a party or by which it may be bound, or to which any of the Securities of such Selling Shareholder may be subject, other than any such conflict, breach or default which would not have a material adverse effect on the ability of the Selling Shareholder to perform its obligations under the Purchase Agreement, including, without limitation, the Selling Shareholder's obligations with respect to the sale and delivery of the Securities, or (c) result in any violation of the provisions of the charter or by-laws or other governing documents of any Selling Shareholder, if applicable.

         (vi) Upon physical delivery to Keefe, Bruyette & Woods, Inc., as representative of the several underwriters (the "Buyer") in the state of New York of the securities identified on Schedule I to such opinion (the "Secondary Securities") registered in its name, the Buyer will acquire the Secondary Securities free of any adverse claims (within the meaning of Section 8-102(a)(1) of the New York Uniform Commercial Code).

         [FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER SHAREHOLDER
                            PURSUANT TO SECTION 5(K)]

                                                                       Exhibit C

                                                            [____________], 1998

 KEEFE , BRUYETTE & WOODS, INC.
   as Representative of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
 c/o      Keefe, Bruyette & Woods, Inc.
          Two World Trade Center
          New York, New York  10048

            Re: PROPOSED PUBLIC OFFERING BY ELDORADO BANCSHARES, INC.

 Ladies and Gentlemen:

          The undersigned, a shareholder [and an officer and/or director] of Eldorado Bancshares, Inc., a Delaware corporation (the "Company"), understands that Keefe, Bruyette & Woods, Inc. ("KBW") proposes to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and the Selling Shareholders providing for the public offering of shares (the "Securities") of the Company's common stock, par value $0.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of KBW, directly or indirectly,
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file or cause to be filed any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, except for the exercise of Common Stock warrants and management stock options pursuant to the 1997 Stock Option Plan and shares of Common Stock disposed of as bona fide gifts or for estate planning purposes, subject in each case, to any remaining portion of the 180-day period applying to any shares so issued or transferred, provided that, in the case of any shares of Common Stock disposed of by way of bona fide gift or for estate planning purposes, the transfer or shall obtain the agreement in writing of the transferee in form and substance reasonably satisfactory to KBW, that such transferee will comply with the restrictions on transfer set forth herein for any remaining portion of the 180-day period applying to such shares.

                                                      Very truly yours,

                                                      Signature:
                                                      Print Name: